UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 2, 2007

AltiGen Communications, Inc.
(Exact name of Registrant as specified in charter)

Delaware	000-27427	94-3204299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Cushing Parkway, Fremont, CA		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(510) 252-9712

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of April 2, 2007, AltiGen Communications, Inc. (the “Company”) appointed Jeremiah Fleming, 49, as the Company’s president and chief operating officer. Pursuant to the terms of an offer letter dated April 2, 2007, Mr. Fleming will receive a base salary of $150,000 and will be eligible for (a) annual commission incentives based on the Company’s annual revenues and (b) an additional $50,000 in profitability bonus if the Company remains profitable during the 12 month period ending April 2008. In addition, Mr. Fleming will receive an option to purchase 300,000 shares of common stock, subject to the terms and conditions of the Company’s 1999 Stock Option Plan and the approval of the Company’s Board of Directors. Also, as a material inducement to his employment, the Company intends to sell and issue to Mr. Fleming an additional 300,000 shares of common stock at fair market value, subject to the approval of the Company's Board of Directors.

Mr. Fleming comes to AltiGen Communications, Inc. from Interactive Intelligence, Inc. where he served as a member of the executive management team for the past ten years. When Interactive Intelligence launched its Vonexus subsidiary in 2004 to focus on Microsoft-based IP communications solutions, Mr. Fleming was appointed President of Vonexus. In that role, he was responsible for corporate strategy, management, business development and overall financial performance. Mr. Fleming originally joined Interactive Intelligence, Inc. as Vice President of Sales in 1997 to drive the inaugural launch of the company’s enterprise communications software. Following Interactive Intelligence’s initial public offering in 1999, Mr. Fleming was promoted to Executive Vice President of Sales for the Americas, Europe, Middle East and Africa. Previously, he spent five years at Software Artistry Inc. in various management positions, including Vice President, Domestic Sales from January 1995 to February 1997. Mr. Fleming holds a B.A degree and an M.B.A. degree from the University of Missouri.

There is no arrangement or understanding between Mr. Fleming and any other person pursuant to which Mr. Fleming was selected as an officer. There is no family relationship between Mr. Fleming and any officer or director of AltiGen Communications.

 SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(d) EXHIBITS

99.1         Press release of AltiGen Communications, Inc. dated April 3, 2007 announcing the appointment of Jeremiah Fleming as President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AltiGen Communications, Inc.

Date: April 6, 2007	By:	/s/ Philip M. McDermott
Philip M. McDermott
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of AltiGen Communications, Inc. dated April 3, 2007 announcing the appointment of Jeremiah Fleming as President and Chief Operating Officer.